SHAREHOLDER LETTER




Dear Shareholder:

It's a pleasure to bring you Franklin Universal Trust's semiannual report for the period ended February 28, 1999.

The domestic economy continued to grow at a healthy pace during the period under review. Higher income levels coupled with a robust real estate market and increasing stock prices fueled the consumer sector, which was the primary driver of domestic growth. Consumption also buoyed the labor market, with the unemployment rate reaching 4.3% in December, the lowest in 28 years. The overall economy, as measured by U.S. Gross Domestic Product, grew at an annualized rate of 6.1% for the fourth quarter of 1998, well above the Federal Reserve Board's (the Fed's) targeted long-term growth rate of 2.50%.(1)

The global financial crisis in Asia, Latin America and eastern Europe led to significant volatility. The declining interest rate trend over the last four years continued in 1998, as many regions around the world experienced a slowdown in growth. On a national level, many economies suffered from recessionary forces, and in certain cases from outright depression. These regions purchased fewer U.S. goods as a consequence, directly impacting the U.S. economy through reduced exports. At home, the American consumer boosted the domestic economy by spending at higher-than-anticipated levels. With global and domestic inflation firmly under control,


                                    CONTENTS


Shareholder Letter ..............................................  1
Manager's Discussion ............................................  3
Performance Summary .............................................  9
Dividend Reinvestment and Cash Purchase Plan .................... 11
Financial Highlights & Statement of Investments ................. 15
Financial Statements ............................................ 22
Notes to Financial Statements ....... ... ... ................... 26



1. Source: Bureau of Labor Statistics.

You will find a complete listing of the Trust's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 16 of this report.

-PAGE-

the Fed's monetary policy panel, the Federal Open Market Committee, made three quarter-point cuts to the federal funds target rate, lowering it to 4.75% on November 17, 1998. The Fed hoped to stimulate economic growth and instill confidence in the financial markets.

The recent global problems contributed to dramatic U.S. market ups and downs, which understandably created investor uncertainty. Such conditions remind us of the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with your investment representative. He or she can address concerns about market volatility, and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Universal Trust and look forward to serving your future investment needs.



Sincerely,

/s/ C. B. Johnson

Charles B. Johnson
Chairman
Franklin Universal Trust


2

-PAGE-

MANAGER'S DISCUSSION



------------------------------------------------------------------------------
Your Fund's Objective: Franklin Universal Trust seeks to provide high, current income consistent with preservation of capital.
------------------------------------------------------------------------------

During the six-month period under review, the environment for high yield bonds and utility equities was decidedly mixed, with sustained volatility in both markets. Despite substantial declines at the beginning of the reporting period, the high yield corporate bond market enjoyed a recovery that began in October and continued through the end of the period. Utility equities also rebounded from their September lows, but weakened over January and February, giving up some of their earlier gains. Stronger-than-expected domestic economic conditions contributed to the U.S. stock market's general recovery, which buoyed the high yield market. However, an expected weaker domestic economy failed to materialize, and electric utility stocks suffered somewhat due to their relatively defensive nature.

Although asset price volatility persisted, the Trust maintained its focus on sound, positive sector fundamentals and benefited from the solid performance of certain individual securities selected for the portfolio. Franklin Universal Trust (NYSE: FT) generated a total return of +3.25% for the six-month period ended February 28, 1999, based on the change in net asset value.

                                                                               3

-PAGE-

PORTFOLIO BREAKDOWN
Based on Total Market Value
2/28/99


Corporate Bonds                                     67.72%

Utilities Stocks                                    20.12%

Natural Resources Equities & Preferred Stocks        1.07%

Convertible Bonds                                    0.82%

Foreign Government Agencies                          0.18%

Misc. Equities & Preferred Stocks                   10.09%

SECTOR DISCUSSIONS

WIRELESS


During the reporting period, strong industry growth benefited the wireless sector. Moreover, industry revenues grew despite increased pricing pressures from elevated market penetration. The market for wireless services, although highly competitive, provided attractive opportunities for companies with sound, aggressive business plans. In general, we focused on lower-cost operators who successfully expanded their networks to offer customers better coverage. On the cellular side, our holdings in Nextel Communications Inc. and Comcast Cellular Corp. benefited the Trust. Nextel furthered its rapid network expansion and boasted the highest average revenue per unit in the industry during the reporting period. Meanwhile, Comcast Cellular entered into an agreement to be acquired by SBC Communications Inc., a significantly positive development given SBC's superior credit profile. The Trust also initiated a position during the period in Dobson/Sygnet Communications Co., which performed strongly due to favorable growth prospects and industry trends.


TELECOMMUNICATIONS


The telecommunications sector significantly outperformed the overall high yield market during the period, and the Trust took advantage of this strength. Centrally important trends of technological convergence, global deregulation and the rise of data services continued to impact the industry. Similar to the U.S.'s restructuring and deregulation initiatives of the early '90s, regulatory barriers are falling in Europe. Additionally, "silicon economics" became the driving force behind data services growth, as the increasing need for Internet traffic, client-server networks and computer-to-computer communication dramatically increased the number of users. Seeking to take advantage of these trends, we focused on companies with their own networks, strong

4

-PAGE-

management teams, and established access to capital markets. Among the competitive local exchange carriers (CLECs), we focused on diversified services providers, which generally have the ability to cross-sell higher margin products and reduce customer turnover. We invested in issues from companies such as NEXTLINK Communications Inc., which is well-capitalized, has a strong management team and employs a myriad of technologies to serve its customers.


INDUSTRIAL


During the reporting period, we maintained our strategy of investing in securities of companies whose profiles provided some defense against fluctuations in economic conditions, as well as consolidators who enjoyed a higher degree of pricing power. We focused on those that demonstrated ample liquidity, favorable cost structures, strong management strategies and successful integration of acquisitions. In the building products sector, International Comfort Products Inc., a leader in the heating-ventilation-air conditioning (HVAC) industry, enjoyed healthy performance due to effective cost-cutting measures, increased market penetration and leadership by a capable management team. Nortek Inc., a manufacturer of building products and HVAC systems, increased its market share and cut costs through effective integration of acquisitions. Safety Kleen Services benefited from consolidation within the environmental services sector, and became one of the leading price-setters in the environmental treatment business.


BROADCASTING AND MEDIA


The broadcasting and media sectors continued to benefit from a healthy advertising environment and a strong domestic economy during the period. Consolidation remained a dominant



TOP 10 HOLDINGS

Based on Total Market Value
2/28/99 vs. 8/31/98

2/28/99

Texas Utilities Co.                               2.54%

Cinergy Corp.                                     1.92%

Dominion Resources Inc.                           1.85%

Southern Co.                                      1.67%

Duke Energy Corp.                                 1.64%

Nextel Communications Inc.                        1.62%

Outdoor Systems Inc.                              1.55%

Comcast Cellular Corp.                            1.46%

Sinclair Capital                                  1.43%

Dobson/Sygnet Communications Co.                  1.39%

8/31/98

Cinergy Corp.                                     2.24%

Dominion Resources Inc.                           1.96%

Texas Utilities Co.                               1.88%

Southern Co.                                      1.84%

American Electric Power Co. Inc.                  1.75%

Nextel Communications Inc.                        1.53%

New Century Energies Inc.                         1.44%

Magnum Hunter Resources Inc.                      1.43%

Outdoor Systems Inc.                              1.42%

Sygnet Wireless Inc.                              1.42%

                                                                               5

-PAGE-

theme, as industry leaders gained market share and realized efficiencies from mergers and acquisitions. In general, we maintained our strategy of looking for larger consolidators with lower cost structures. In the media sector, Outdoor Systems Inc., the country's largest outdoor advertiser, benefited from strong demand for billboard space and the implementation of more effective, lower-cost vinyl technology. Chancellor Media Corp., another noteworthy holding, posted strong operating results, particularly in its radio division. Chancellor bonds strengthened on the prospect of additional, credit-enhancing, strategic transactions the company may pursue such as a potential merger with an investment-grade consolidator.

METALS AND MINING

During the reporting period, we chose to underweight sectors of the metals and mining industry, which we felt low-priced foreign imports were likely to affect. Specifically, we underweighted steel companies during the period to limit exposure to the veritable flood of Asia's imported steel products resulting from the regional crisis. We concentrated on companies with above-average liquidity, superior credit statistics and solid asset protection. Envirosource Inc., which provides metal reclamation for the steel industry, benefited from market acceptance of its proprietary method of processing electric arc furnace dust. LTV Corp.'s solid ability to meet debt requirements and high-quality assets generated strong performance relative to the overall steel industry. P&L Coal Holdings Corp., the country's largest coal producer, benefited from the electric utility industry's increasing usage of high-quality, low-sulfur coal.

6

-PAGE-

ELECTRIC UTILITIES


Electric utility stocks enjoyed a strong rally over the third quarter of 1998 as many investors shifted assets into this traditionally defensive sector, sparked by concerns that U.S. economic conditions were deteriorating. Unfortunately, the flight to quality peaked in the third quarter as economic data releases eased investor concerns regarding a growth slowdown, which led to falling demand for utility equities. Despite recent price declines, we believe sector fundamentals are improving and recent valuations offer attractive opportunities. Deregulation continues to be a key trend in the electric utilities sector, as many states are in the process of opening their power generation markets to competition. Given this outlook, we maintained our strategy of searching out attractively valued companies in favorable regulatory environments. Such companies exhibit competitive cost structures, visionary management teams, and non-regulated investments. Montana Power Co. embodies these strategic elements, and performed well over the period due to the sale of its generation plant as well as improved regulatory clarity in the state of Montana. Additionally, Montana Power Co.'s expansion of its fiber optic cable operation should allow the company to continue generating above-average revenue growth going forward.


WHAT'S AHEAD


Recent economic data suggests that further domestic growth is likely, although possibly at a slower pace, and that inflation is still under control. Within this context, we anticipate that interest rates should remain relatively stable over the near term, which would provide a favorable environment for high yield bonds and utility equities. We believe that positive fundamentals will most likely support the recent recovery in the high

                                                                               7

-PAGE-

yield market, and that many utility equities offer value given current market conditions. Thus, our outlook for these types of securities remains positive, and we believe there will continue to be attractive opportunities in high yield and utility equity markets over the near to intermediate term.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

8

-PAGE-

                       PERFORMANCE SUMMARY AS OF 2/28/99


Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the fund's dividend reinvestment and cash purchase plan.



PRICE AND DISTRIBUTION INFORMATION (8/31/98-2/28/99)


                                CHANGE          2/28/99  8/31/98
-------------------------------------------------------------------------------
Net Asset Value                 -$  0.14       $  9.14     $9.28

Market Price (NYSE)             -$0.3125       $8.9375     $9.25


                                DISTRIBUTIONS
                                -----------------------------------------------
Dividend Income                 $0.4420



PERFORMANCE

                                                                                INCEPTION
                                   6-MONTH    1-YEAR     5-YEAR     10-YEAR     (9/23/88)
------------------------------------------------------------------------------------------
Cumulative Total Return(1)

 Based on change
in net asset value                 +3.25%     -3.00%     +54.53%     +197.70%     +208.31%

 Based on change
in market price                    +1.29%     -2.28%     +62.73%     +191.19%     +180.45%

Average Annual Total Return(1)

 Based on change
in net asset value                 +3.25%     -3.00%      +9.09%      +11.53%      +11.40%

 Based on change
in market price                    +1.29%     -2.28%     +10.23%      +11.28%      +10.39%

Distribution Rate(2)  9.00%


1. Total return calculations represent the cumulative and average annual change in value of an investment over the periods indicated.

2. Distribution rate is based on an annualization of the Trust's current 6.7 cent per share monthly dividend and the NYSE closing price of $8.9375 on February 28, 1999. Six-month returns have not been annualized.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

                                                                               9

-PAGE-

PORTFOLIO OPERATIONS

CHRISTOPHER MOLUMPHY
Senior Portfolio Manager
Franklin Advisers, Inc.
-------------------------------------------------------------------------------
Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc. since 1988. Mr. Molumphy is a Chartered Financial Analyst and a member of several securities industry associations. He has managed Franklin Universal Trust since 1991.


JEFFREY S. CARLSON
Portfolio Manager
Franklin Advisers, Inc.
-------------------------------------------------------------------------------

Mr. Carlson is a Chartered Financial Analyst and holds a Bachelor of Science degree in finance with a minor in economics from San Jose State University. He has been with the Franklin Templeton Group since 1991. He is a member of several securities industry-related associations.

10

-PAGE-

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Trust's Dividend Reinvestment Plan and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest income dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. PNC Bank, N.A. (the "Plan Agent"), Attn: Franklin Universal Trust, P.O. Box 8950, 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution payable either in cash or in stock of the Trust and the market price of shares on the valuation date equals or exceeds the net asset value, the Trust will issue new shares to you at the higher of net asset value or 95% of the then current market price. If the market price is lower than net asset value and if dividends or capital gain distributions are payable only in cash, then you will receive shares purchased on the New York Stock Exchange or otherwise on the open market. If the price exceeds the net asset

                                                                              11

-PAGE-

value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Trust had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Trust will not issue shares under the Plan at a price below net asset value.


The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PNC Bank, N.A. and sent to PNC Bank, N.A., Attn: Franklin Universal Trust, P.O. Box 8950, 400 Bellevue Parkway, Wilmington, Delaware 19809.


Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.


The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payments date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written

12

-PAGE-

notice, if the written notice is received by the Plan Agent not less than 48 hours before an investment date.


There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.


The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on such dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Trust issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.


The Trust does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.


You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

                                                                              13

-PAGE-

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.


You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.


If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.


The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.

14

-PAGE-

                            FRANKLIN UNIVERSAL TRUST
                              Financial Highlights

                                                     SIX MONTHS ENDED
                                                     FEBRUARY 28, 1999                     YEAR ENDED AUGUST 31,
                                                                      ------------------------------------------------------------
                                                       (UNAUDITED)       1998      1997       1996           1995           1994
                                                     -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............        $   9.28     $  10.20   $   9.53    $   9.36     $   8.71     $   9.81
                                                          ----------------------------------------------------------------------
Income from investment operations:
 Net investment income ...........................             .43          .85        .86         .82          .85          .84
 Net realized and unrealized gains (losses) ......            (.13)        (.63)       .65         .20          .61        (1.08)
                                                          ----------------------------------------------------------------------
Total from investment operations .................             .30          .22       1.51        1.02         1.46         (.24)
                                                          ======================================================================
Less distributions from:
 Net investment income ...........................            (.44)        (.80)      (.83)       (.85)        (.81)        (.86)
 Net realized gain ...............................              --         (.34)      (.01)         --           --           --
                                                          ----------------------------------------------------------------------
Total distributions ..............................            (.44)       (1.14)      (.84)       (.85)        (.81)        (.86)
                                                          ----------------------------------------------------------------------
Net asset value, end of period ...................        $   9.14     $   9.28   $  10.20    $   9.53     $   9.36     $   8.71
                                                          ======================================================================
Market value end of period(1) ....................        $  8.938     $  9.250   $  9.500    $  9.125     $  8.875     $  8.125
                                                          ======================================================================
Total return (based on market value per share)(2)             1.29%        9.40%     14.00%      12.84%       20.42%       (5.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................        $245,444     $248,419   $273,173    $255,200     $250,734     $233,302
Ratios to average net assets:
 Expenses ........................................            2.91%**      2.63%      2.72%       2.80%        2.97%        3.01%
 Expenses excluding interest expense .............            1.14%**      1.09%      1.12%       1.16%        1.19%        1.27%
 Net investment income ...........................            9.15%**      8.29%      8.74%       8.56%        9.59%        9.22%
Portfolio turnover rate ..........................            9.13%       36.66%     51.48%      19.24%       27.41%       36.76%
Total debt outstanding at end of period
     (000's omitted) .............................        $ 75,000     $ 75,000   $ 74,987    $ 74,974     $ 74,961     $ 74,948
Asset coverage per $1,000 of debt                         $  4,273     $  4,312   $  4,643    $  4,404     $  4,345     $  4,113
Average amount of notes per share during the period       $   2.80     $   2.80   $   2.80    $   2.80     $   2.80     $   2.80

(1) Based on the last sale on the New York Stock Exchange.

(2) Total return is not annualized for periods less than one year.

**  Annualized

                       See notes to financial statements.

                                                                              15

-PAGE-

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED)

                                                             SHARES,
                                                            WARRANTS
                                                            & RIGHTS        VALUE
-----------------------------------------------------------------------------------
    COMMON STOCKS, WARRANTS AND RIGHTS 32.0%
    COMMERCIAL SERVICES
(a) Sodexho Marriott Services Inc. ..................            188     $    4,395
                                                                         ----------
    CONSUMER NON-DURABLES .6%
    RJR Nabisco Holdings Corp. ......................         54,000      1,474,875
                                                                         ----------
    CONSUMER SERVICES
    Marriott International Inc., A ..................          1,504         54,144
(a) Wireless One Inc., wts., 8/01/01 ................          6,000             --
                                                                         ----------
                                                                             54,144
                                                                         ----------
    ENERGY MINERALS .6%
(a) McMoRan Exploration Co. .........................          1,800         29,250
(a) Santa Fe Energy Resources Inc. ..................         14,935         78,409
    Ultramar Diamond Shamrock Corp. .................         66,600      1,315,350
                                                                         ----------
                                                                          1,423,009
                                                                         ----------
    NON-ENERGY MINERALS .8%
    AngloGold Ltd., ADR (South Africa) ..............         30,446        551,834
    Driefontein Consolidated Ltd., ADR (South Africa)        210,300        749,194
    Freeport-McMoRan Copper & Gold Inc., A ..........          4,500         41,625
    Freeport-McMoRan Copper & Gold Inc., B ..........         63,156        596,035
(a) Gulf States Steel, wts., 4/15/03 ................          4,000             40
                                                                         ----------
                                                                          1,938,728
                                                                         ----------
    PROCESS INDUSTRIES .1%
(a) Gaylord Container Corp., wts., 11/01/02 .........         46,137        299,891
                                                                         ----------
    PRODUCER MANUFACTURING 2.0%
(a) Harvard Industries Inc. .........................        109,618        822,135
(a) Harvard Industries Inc., wts., 12/31/99 .........          8,125            406
(a) Kendall International Inc., A, wts., 7/07/99 ....          4,066      1,504,752
(a) Kendall International Inc., B, wts., 7/07/99 ....          4,348      1,586,679
(a) Kendall International Inc., rts., 7/07/99 .......          2,456        908,920
                                                                         ----------
                                                                          4,822,892
                                                                         ----------
    UTILITIES 27.9%
    American Electric Power Co. Inc. ................         93,300      3,883,613
    BellSouth Corp. .................................         81,200      3,755,500
    Cinergy Corp. ...................................        205,600      6,000,950
    CMS Energy Corp. ................................         12,900        533,738
    Conectiv Inc. ...................................        104,700      2,218,331
    Dominion Resources Inc. .........................        150,000      5,793,750
    DPL Inc. ........................................        217,000      3,865,313
    DTE Energy Co. ..................................         50,000      1,975,000
    Duke Energy Corp. ...............................         90,000      5,118,750
    Edison International ............................         74,600      1,902,300
    Florida Progress Corp. ..........................         50,000      2,006,250
    GTE Corp. .......................................         25,000      1,621,875
(a) Loral Space & Communications Ltd., wts., 1/15/07           5,000         42,683
    Montana Power Co. ...............................         56,200      3,421,175

16

-PAGE-

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED) (CONT.)

                                                                            SHARES,
                                                                           WARRANTS
                                                                           & RIGHTS        VALUE
--------------------------------------------------------------------------------------------------
    COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
    UTILITIES (CONT.)
    New Century Energies Inc. ....................................          50,000     $ 2,028,125
    New England Electric System ..................................          48,600       2,366,213
    NIPSCO Industries Inc. .......................................          48,000       1,245,000
    Northwestern Corp. ...........................................          92,000       2,213,750
    PECO Energy Co. ..............................................          70,000       2,480,625
    Pinnacle West Capital Corp. ..................................          77,000       2,781,625
(a) Poland Telecom Finance, wts., 144A, 12/01/07 (Poland) ........           3,000          12,000
    SCANA Corp. ..................................................          80,000       1,880,000
    Southern Co. .................................................         208,800       5,233,050
    Texas Utilities Co. ..........................................         141,500       6,004,906
                                                                                       -----------
                                                                                        68,384,522
                                                                                       -----------
    TOTAL COMMON STOCKS, WARRANTS AND RIGHTS (COST $66,643,688) ..                      78,402,456
                                                                                       -----------
    PREFERRED STOCKS 2.6%
    CONSUMER SERVICES 1.8%
    Sinclair Capital, 11.625%, pfd. ..............................          40,000       4,480,000
                                                                                       -----------
    PROCESS INDUSTRIES .8%
    Asia Pulp & Paper Co. Ltd., pfd., 12.00%, 12/29/49 (Indonesia)       4,000,000       1,960,000
                                                                                       -----------
    TOTAL PREFERRED STOCKS (COST $8,000,000) .....................                       6,440,000
                                                                                       -----------
    CONVERTIBLE PREFERRED STOCKS 6.1%
    CONSUMER NON-DURABLES 1.2%
    Ralston-Ralston Purina Group, 7.00%, cvt. pfd. ...............          61,000       2,989,000
                                                                                       -----------
    CONSUMER SERVICES .6%
    Triathlon Broadcasting Co., 9.00%, cvt. pfd. .................         142,190       1,466,334
                                                                                       -----------
    FINANCE .5%
    Archstone Communities Trust, $1.75, cvt. pfd., A .............          45,000       1,215,000
                                                                                       -----------
    TRANSPORTATION .8%
(a) Union Pacific Capital Trust, 6.25%, cvt. pfd. ................          40,000       1,915,000
                                                                                       -----------
    UTILITIES 3.0%
(b) CMS Energy Corp., 7.75%, cvt. pfd. ...........................          70,000       3,771,250
    Nortel Inversora SA, 10.00%, cvt. pfd., MEDS (Argentina) .....          35,000       1,693,125
    Texas Utilities Co., 9.25%, cvt. pfd. ........................          37,200       1,941,375
                                                                                       -----------
                                                                                         7,405,750
                                                                                       -----------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST 14,877,192) .........                      14,991,084
                                                                                       -----------

                                                                          PRINCIPAL
                                                                            AMOUNT*
---------------------------------------------------------------------------------------------------
BONDS 79.2%
COMMERCIAL SERVICES 5.5%
Ameriserve Food Distribution Inc., senior sub. note, 8.875%, 10/15/06     $1,000,000        855,000
Ameriserve Food Distribution Inc., senior sub. note, 10.125%, 7/15/07      3,000,000      2,415,000
Big Flower Press Holdings Inc., senior sub. note, 8.875%, 7/01/07 ...      1,500,000      1,545,000

                                                                              17

-PAGE-

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED) (CONT.)

                                                                             PRINCIPAL
                                                                              AMOUNT*        VALUE
------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    COMMERCIAL SERVICES (CONT.)
    Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04 .........     $ 4,000,000     $ 3,730,000
    Outdoor Systems Inc., senior sub. note, 8.875%, 6/15/07 ..........       4,500,000       4,860,000
                                                                                           -----------
                                                                                            13,405,000
                                                                                           -----------
    CONSUMER DURABLES 1.9%
    E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 .......       1,750,000         691,250
    Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08        3,500,000       3,062,500
    Windmere-Durable Holdings Inc., senior sub. note, 10.00%, 7/31/08          900,000         828,000
                                                                                           -----------
                                                                                             4,581,750
                                                                                           -----------
    CONSUMER NON-DURABLES 2.3%
    Packaged Ice Inc., senior note, B, 9.75%, 2/01/05 ................       2,000,000       2,060,000
    RJR Nabisco Inc., senior note, 9.25%, 8/15/13 ....................       1,500,000       1,533,630
    Specialty Foods Corp., senior unsecured note, B, 10.25%, 8/15/01 .       2,000,000       1,950,000
                                                                                           -----------
                                                                                             5,543,630
                                                                                           -----------
    CONSUMER SERVICES 12.2%
    Advantica Restaurant Group, senior note, 11.25%, 1/15/08 .........       1,598,325       1,626,296
(b) Atherton Franchise Capital, L.P., 11.00%, 5/01/06 ................       1,596,281       1,340,876
    Chancellor Media Corp., senior note, 144A, 8.00%, 11/01/08 .......       2,000,000       2,090,000
    Chancellor Media Corp., senior sub. note, B, 8.75%, 6/15/07 ......       2,000,000       2,070,000
    CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 .............       3,000,000       3,405,000
    Family Restaurant Inc., senior note, 9.75%, 2/01/02 ..............       2,000,000       1,260,000
    Fox Family Worldwide Inc., senior disc. note, zero cpn. to
           11/01/02, 10.25% thereafter, 11/01/07 .....................         850,000         535,500
    Fox/Liberty Networks LLC, senior disc. note, zero cpn. to
           8/15/02, 9.75% thereafter, 8/15/07 ........................       4,000,000       2,930,000
    Hollinger International Inc., senior sub. note, 9.25%, 2/01/06 ...       1,000,000       1,075,000
    LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03,
           10.00% thereafter, 3/01/08 ................................       2,000,000       1,475,000
    LIN Television Corp., senior sub. note, 8.375%, 3/01/08 ..........       2,100,000       2,215,500
    Prime Hospitality Corp., senior sub. note, B, 9.75%, 4/01/07 .....       4,000,000       4,150,000
    Regal Cinemas Inc., senior sub. note, 9.50%, 6/01/08 .............       4,000,000       3,980,000
    Six Flags Entertainment Corp., senior unsecured note,
           8.875%, 4/01/06 ...........................................       1,750,000       1,811,250
(c) Wireless One Inc., senior disc. note, zero cpn. to 8/01/01,
           13.50% thereafter, 8/01/06 ................................       2,400,000          96,000
                                                                                           -----------
                                                                                            30,060,422
                                                                                           -----------
    ELECTRONIC TECHNOLOGY .7%
    Derlan Manufacturing, senior note, 10.00%, 1/15/07 ...............       2,000,000       1,770,000
                                                                                           -----------
    ENERGY MINERALS 6.8%
    Abraxas Petroleum Corp., senior note, D, 11.50%, 11/01/04 ........       3,300,000       1,699,500
    Chesapeake Energy Corp., senior note, B, 9.625%, 5/01/05 .........         750,000         500,625
    Clark R&M Inc., senior sub. note, 8.875%, 11/15/07 ...............       4,000,000       3,340,000
    Forcenergy Inc., senior sub. note, 9.50%, 11/01/06 ...............       2,000,000         710,000
    Magnum Hunter Resources Inc., senior note, 10.00%, 6/01/07 .......       5,000,000       4,262,500
    Nuevo Energy Co., senior sub. note, B, 8.875%, 6/01/08 ...........       1,000,000         915,000
    P&L Coal Holdings Corp., senior note, B, 8.875%, 5/15/08 .........         500,000         513,750

18

-PAGE-

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED) (CONT.)


                                                                          PRINCIPAL
                                                                           AMOUNT*        VALUE
---------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  ENERGY MINERALS (CONT.)
  P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ....     $ 3,500,000     $ 3,578,750
  Rutherford-Moran Oil Corp., senior sub. note, 10.75%, 10/01/04 ...       1,000,000       1,142,500
                                                                                         -----------
                                                                                          16,662,625
                                                                                         -----------
  HEALTH SERVICES 3.0%
  Abbey Healthcare Group, senior sub. note, 9.50%, 11/01/02 ........       4,000,000       3,900,000
  Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ..       2,300,000       1,978,000
  Vencor Operating Inc., senior sub. note, 9.875%, 5/01/05 .........       3,200,000       1,424,000
                                                                                         -----------
                                                                                           7,302,000
                                                                                         -----------
  INDUSTRIAL SERVICES 4.7%
  Allied Waste North America Inc., senior note, 144A,
         7.875%, 1/01/09 ...........................................       3,700,000       3,727,750
  Dailey International Inc., senior note, B, 9.50%, 2/15/08 ........       1,250,000         631,250
  Envirosource Inc., senior note, 9.75%, 6/15/03 ...................       3,000,000       2,625,000
  Envirosource Inc., senior note, B, 9.75%, 6/15/03 ................       1,000,000         875,000
  Great Lakes Dredge & Dock Corp., senior sub. note, 144A,
         11.25%, 8/15/08 ...........................................         500,000         516,875
  Safety Kleen Services, 9.25%, 6/01/08 ............................       1,000,000       1,052,500
  Universal Compression Inc., senior disc. note, zero cpn. to
         2/15/03, 9.875% thereafter, 2/15/08 .......................       3,550,000       2,130,000
                                                                                         -----------
                                                                                          11,558,375
                                                                                         -----------
  NON-ENERGY MINERALS 3.1%
  LTV Corp., senior note, 8.20%, 9/15/07 ...........................       4,000,000       3,830,000
  Sheffield Steel Corp., first mortgage, B, 11.50%, 12/01/05 .......       4,000,000       3,820,000
                                                                                         -----------
                                                                                           7,650,000
                                                                                         -----------
  PROCESS INDUSTRIES 7.6%
  Anchor Glass, first mortgage, 11.25%, 4/01/05 ....................       4,000,000       4,200,000
  Container Corp. of America, senior note, A, 9.75%, 4/01/03 .......       3,000,000       3,150,000
  Equistar Chemicals, 144A, senior note, 8.75%, 2/15/09 ............       2,800,000       2,828,000
  Graham Packaging Co., senior disc. note, B, zero cpn. to
         1/15/03, 10.75% thereafter, 1/15/09 .......................         600,000         429,000
  Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 ........         800,000         810,000
  Huntsman Corp., senior sub. note, 144A, 9.50%, 7/01/07 ...........       3,500,000       3,526,250
  Ormet Corp., senior secured note, 144A, 11.00%, 8/15/08 ..........       4,000,000       3,760,000
                                                                                         -----------
                                                                                          18,703,250
                                                                                         -----------
  PRODUCER MANUFACTURING 11.5%
  Aetna Industries Inc., senior note, 11.875%, 10/01/06 ............       2,600,000       2,759,250
  Collins & Aikman Corp., senior sub. note, 11.50%, 4/15/06 ........       2,000,000       2,110,000
  Collins & Aikman Corp., senior sub. note, B, 10.00%, 1/15/07 .....       3,300,000       3,444,375
  Falcon Building Products Inc., senior disc. note, B, zero cpn. to
          6/15/02, 10.50% thereafter, 6/15/07 ......................       2,000,000       1,215,000
  Falcon Building Products Inc., senior sub. note, B, 9.50%, 6/15/07       2,000,000       1,790,000
  International Comfort Products Inc., senior note, B, 8.625%, 5/15/08     4,000,000       4,080,000
  Key Plastics Inc., senior sub. note, B, 10.25%, 3/15/07 ..........       1,500,000       1,473,750
  Nortek Inc., senior note, 144A, 8.875%, 8/01/08 ..................       1,000,000       1,027,500
  Nortek Inc., senior note, B, 9.125%, 9/01/07 .....................       2,000,000       2,092,500
  Oshkosh Truck Corp., senior sub. note, 8.75%, 3/01/08 ............       1,500,000       1,530,000
  Simonds Industries Inc., 10.25%, 7/01/08 .........................       2,000,000       2,020,000

                                                                              19

-PAGE-

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED) (CONT.)

                                                                                      PRINCIPAL
                                                                                       AMOUNT*         VALUE
----------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    PRODUCER MANUFACTURING (CONT.)
    Talon Automotive Group Inc., senior sub. note, B, 9.625%, 5/01/08 .........     $  2,250,000      $  1,996,875
    Terex Corp., senior sub. note, 144A, 8.875%, 4/01/08 ......................        2,650,000         2,650,000
                                                                                                      ------------
                                                                                                        28,189,250
                                                                                                      ------------
    RETAIL TRADE 1.7%
(c) Penn Traffic Co., senior note, 8.625%, 12/15/03 ..........................        1,000,000           470,000
    Penn Traffic Co., senior note, 10.375%, 10/01/04 ..........................        2,000,000           940,000
    Shoppers Food Warehouse Corp., senior note, 9.75%, 6/15/04 ................        1,000,000         1,095,000
    Specialty Retailers Inc., senior note, B, 8.50%, 7/15/05 ..................        2,000,000         1,750,000
                                                                                                      ------------
                                                                                                         4,255,000
                                                                                                      ------------
    TECHNOLOGY SERVICES 1.3%
    Anacomp Inc., senior sub. note, D, 10.875%, 4/01/04 .......................        3,100,000         3,247,250
                                                                                                      ------------
    TRANSPORTATION 1.1%
    American Commercial Lines LLC, 10.25%, 6/30/08 ............................        2,500,000         2,600,000
                                                                                                      ------------
    UTILITIES 15.8%
    AES Corp., senior sub. note, 8.50%, 11/01/07 ..............................        2,000,000         1,985,000
    Arch Communications Group, senior disc. note, zero cpn. to
           3/15/01, 10.875% thereafter, 3/15/08 ...............................        6,000,000         3,210,000
    Comcast Cellular Corp., senior note, B, 9.50%, 5/01/07 ....................        4,000,000         4,580,000
    Dobson/Sygnet Communications Co., senior note, 144A,
           12.25%, 12/15/08 ...................................................        4,000,000         4,360,000
    Intermedia Communications Inc., senior disc. note, B, zero cpn.
           to 7/15/02, 11.25% thereafter, 7/15/07 .............................        5,000,000         3,500,000
    IXC Communications Inc., senior sub. note, 9.00%, 4/15/08 .................        1,750,000         1,820,000
    Loral Space & Communications Ltd., senior disc. note, zero cpn.
           to 1/15/02, 12.50% thereafter, 1/15/07 .............................        5,000,000         3,237,500
    Metrocall Inc., senior sub. note, 9.75%, 11/01/07 .........................        4,000,000         3,640,000
    Nextel Communications Inc., zero cpn. to 2/15/99, 9.75% thereafter, 8/15/04        5,000,000         5,062,500
    NEXTLINK Communications Inc., senior note, 9.625%, 10/01/07 ...............        2,000,000         1,970,000
    NEXTLINK Communications Inc., senior note, 9.00%, 3/15/08 .................        2,000,000         1,905,000
    Paging Network Inc., senior sub. note, 10.00%, 10/15/08 ...................        4,000,000         3,450,000
                                                                                                      ------------
                                                                                                        38,720,000
                                                                                                      ------------
    TOTAL BONDS (COST $208,409,389) ...........................................                        194,248,552
                                                                                                      ------------
    CONVERTIBLE BONDS 1.0%
    FINANCE 1.0%
    Macerich Co., cvt. sub. note, 144A, 7.25%, 12/15/02
           (COST $2,750,000) ..................................................        2,750,000         2,571,250
                                                                                                      ------------
    FOREIGN BONDS 6.6%
    COMMERCIAL SERVICES 1.1%
    Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06
         (United Kingdom) ...................................................          2,800,000         2,604,000
                                                                                                      ------------
    CONSUMER NON-DURABLES .3%
    Compania Alimentos Fargo SA, senior note, 144A, 13.25%,
         8/01/08 (Argentina) ................................................          1,000,000           720,000
                                                                                                      ------------
    CONSUMER SERVICES 1.3%
    Diamond Holdings PLC, senior note, 9.125%, 2/01/08
         (United Kingdom) ...................................................          3,000,000         3,165,000
                                                                                                      ------------
    GOVERNMENT BONDS .2%
    ESCOM, E168, utility deb., 11.00%, 6/01/08 (South Africa) .................        4,350,000 ZAR       567,884
                                                                                                      ------------
    PROCESS INDUSTRIES .6%
    Pindo Deli Finance Mauritius, senior note, 11.75%, 10/01/17
         (Indonesia) ........................................................          3,000,000         1,455,000
                                                                                                      ------------

20

-PAGE-

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED) (CONT.)

                                                                            PRINCIPAL
                                                                            AMOUNT*            VALUE
---------------------------------------------------------------------------------------------------------
    FOREIGN BONDS (CONT.)
    UTILITIES 3.1%
    Flag Ltd., senior note, 8.25%, 1/30/08 (Bermuda) ...............     $     800,000      $     772,000
    Millicom International Cellular SA, senior disc. note, zero
         cpn. to 6/01/01, 13.50% thereafter, 6/01/06 (Luxembourg) ..         6,000,000          4,290,000
    Poland Telecom Finance, senior note, B, 14.00%, 12/01/07 (Poland)        3,000,000          2,625,000
                                                                                            -------------
                                                                                                7,687,000
                                                                                            -------------
    TOTAL FOREIGN BONDS (COST $19,070,002) .........................                           16,198,884
                                                                                            -------------
    TOTAL INVESTMENTS (COST $319,750,271) 127.5% ...................                          312,852,226
                                                                                            -------------
    OTHER ASSETS, LESS LIABILITIES (27.5%) .........................                          (67,408,077)
                                                                                            -------------
    NET ASSETS 100.0% ..............................................                        $ 245,444,149
                                                                                            =============

  CURRENCY ABBREVIATION:
  ZAR - South Africa Rand

  PORTFOLIO ABBREVIATION:
  MEDS - Mandatory Exchangeable Debt Security

  * Securities traded in U.S. dollars unless otherwise indicated.

  (a) Non-income producing

  (b) See Note 8 regarding restricted securities.

  (c) See Note 7 regarding defaulted securities.

                       See notes to financial statements.

                                                                              21


-PAGE-



  FRANKLIN UNIVERSAL TRUST
  Financial Statements

  STATEMENT OF ASSETS AND LIABILITIES
  FEBRUARY 28, 1999 (UNAUDITED)

  Assets:
   Investments in securities:
    Cost ...............................................................     $ 319,750,271
                                                                             =============
    Value ..............................................................       312,852,226
 Receivables:
  Investment securities sold ...........................................         4,154,258
  Dividends and interest ...............................................         5,746,605
 Note issuance costs ...................................................           179,608
                                                                             -------------
      Total assets .....................................................       322,932,697
                                                                             -------------
Liabilities:
 Payables:
  Affiliates ...........................................................           202,127
  Notes ................................................................        75,000,000
 Funds advanced by custodian ...........................................         2,205,601
 Other liabilities .....................................................            80,820
                                                                             -------------
      Total liabilities ................................................        77,488,548
                                                                             -------------
       Net assets, at value ............................................     $ 245,444,149
                                                                             =============
Net assets consist of:
 Undistributed net investment income ...................................     $   2,984,776
 Net unrealized depreciation ...........................................        (6,898,702)
 Accumulated net realized gain .........................................         1,687,002
 Capital shares ........................................................       247,671,073
                                                                             -------------
       Net assets, at value ............................................     $ 245,444,149
                                                                             =============
Net asset value per share ($245,444,149 / 26,864,622 shares outstanding)     $        9.14
                                                                             =============


                       See notes to financial statements.

22

-PAGE-

FRANKLIN UNIVERSAL TRUST
Financial Statements (continued)



STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

Investment income:
 Dividends ..............................................................     $  2,719,372
 Interest ...............................................................       12,460,920
                                                                              ------------
      Total investment income ...........................................       15,180,292
                                                                              ------------
Expenses:
 Management fees (Note 4) ...............................................        1,223,939
 Transfer agent fees ....................................................           62,238
 Custodian fees .........................................................            1,899
 Reports to shareholders ................................................           69,247
 Professional fees ......................................................           25,691
 Trustees' fees and expenses ............................................            8,690
 Amortization of note issuance costs ....................................           19,520
 Other ..................................................................           25,843
                                                                              ------------
      Total expenses ....................................................        1,437,067
      Interest expense ..................................................        2,227,500
                                                                              ------------
       Net expenses .....................................................        3,664,567
                                                                              ------------
        Net investment income ...........................................       11,515,725
                                                                              ------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments ...........................................................        2,033,623
  Foreign currency transactions .........................................            1,277
                                                                              ------------
      Net realized gain .................................................        2,034,900
 Net unrealized appreciation (depreciation) on:
  Investments ...........................................................       (5,477,639)
  Translation of assets and liabilities denominated in foreign currencies              853
                                                                              ------------
      Net unrealized depreciation .......................................       (5,476,786)
                                                                              ------------
Net realized and unrealized loss ........................................       (3,441,886)
                                                                              ============
Net increase in net assets resulting from operations ....................     $  8,073,839
                                                                              ============


                       See notes to financial statements.

                                                                              23

-PAGE-

FRANKLIN UNIVERSAL TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 1998

                                                               SIX MONTHS ENDED      YEAR ENDED
                                                               FEBRUARY 28, 1999   AUGUST 31, 1998
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................     $  11,515,725      $  22,797,130
  Net realized gain (loss) from investments and
         foreign currency transactions ....................         2,034,900           (320,954)
  Net unrealized depreciation on investments and
         translation of assets and liabilities
         denominated in foreign currencies ................        (5,476,786)       (16,487,817)
                                                                --------------------------------
      Net increase in net assets resulting from operations          8,073,839          5,988,359
 Distributions to shareholders from:
  Net investment income ...................................       (11,853,806)       (21,530,584)
  Net realized gains ......................................                --         (9,212,090)
                                                                --------------------------------
 Total distributions to shareholders ......................       (11,853,806)       (30,742,674)
 Capital share transactions (Note 2) ......................           805,531                 --
                                                                --------------------------------
      Net decrease in net assets ..........................        (2,974,436)       (24,754,315)
Net assets:
 Beginning of period ......................................       248,418,585        273,172,900
                                                                --------------------------------
 End of period ............................................     $ 245,444,149      $ 248,418,585
                                                                ================================
Undistributed net investment income included in net assets:
 End of period ............................................     $   2,984,776      $   3,322,857
                                                                ================================

                       See notes to financial statements.

24

-PAGE-

FRANKLIN UNIVERSAL TRUST
Financial Statements (continued)



STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

Cash flow from operating activities:
 Dividends and interest received .........................................     $  12,952,481
 Operating expenses paid .................................................        (1,429,666)
 Interest expense paid ...................................................        (4,353,304)
                                                                               -------------
      Cash provided - operations .........................................         7,169,511
                                                                               =============
Cash flow from investing activities:
 Investment purchases ....................................................      (442,150,142)
 Investment sales and maturities .........................................       443,823,305
                                                                               -------------
      Cash provided - investments ........................................         1,673,163
                                                                               =============
Cash flow from financing activities:
 Net distributions to shareholders .......................................       (11,048,275)
 Cash advanced by custodian ..............................................         2,205,601
                                                                               -------------
      Cash used - financing ..............................................        (8,842,674)
                                                                               =============
Net change in cash .......................................................                --
Cash at beginning of period ..............................................                --
                                                                               -------------
Cash at end of period ....................................................     $          --
                                                                               =============
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

Net investment income ....................................................     $  11,515,725
 Amortization income .....................................................        (2,331,004)
 Amortization of note issuance costs .....................................            19,520
 Decrease in dividends and interest receivable ...........................           103,193
 Decrease in interest payable ............................................        (2,125,804)
 Decrease in other liabilities ...........................................           (12,119)
                                                                               -------------
Cash provided - operations ...............................................     $   7,169,511
                                                                               =============

                       See notes to financial statements.

                                                                              25

-PAGE-

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES



Franklin Universal Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. The Fund has two classes of securities: senior fixed-rate notes and shares of beneficial interest. The Fund seeks high current income consistent with preservation of capital. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

26

-PAGE-

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST

At February 28, 1999, there were an unlimited number of shares authorized ($0.01 par value). During the period ended February 28, 1999, 85,289 shares were issued for $805,531 from reinvested distributions; all other reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. SENIOR FIXED-RATE NOTES

On August 24, 1998, the Fund issued $75 million principal amount of a new class of five-year senior notes (the Notes). The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 5.94% per year, to maturity on August 31, 2003. The Notes were issued in a private placement, and are not available for resale. Therefore no market value can be obtained for the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the period ended February 28, 1999.

The issuance costs of $200,000 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes.

4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of .75% per year of the average weekly net assets of the Fund excluding the principal amount of the Notes.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

5. INCOME TAXES

At February 28, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $319,781,210 was as follows:

        Unrealized appreciation ...........  $ 27,552,604
        Unrealized depreciation ...........   (34,481,588)
                                              -----------
        Net unrealized depreciation .......  $ (6,928,984)
                                             ============

At August 31, 1998, the Fund had tax basis capital losses of $316,959 which may be carried over to offset future capital gains. Such losses expire in 2006.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions.

                                                                              27

-PAGE-

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (CONT.)

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 1999 aggregated $29,172,911 and $33,569,318, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 65.07% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At February 28, 1999, the Fund held two defaulted securities with a value aggregating $566,000 representing .23% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Fund has investments in excess of 10% of its total net assets in the Consumer Services, Producer Manufacturing and the Utilities industries. Such concentrations may subject the Fund more significantly to economic changes occurring within those industries.

8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at February 28, 1999 are as follows:

PRINCIPAL
 AMOUNT/                                                                   ACQUISITION
 SHARES    ISSUER                                                              DATE        COST       VALUE
--------------------------------------------------------------------------------------------------------------
1,596,281  Atherton Franchise Capital, L.P., 11.00%, 5/01/06 ............    4/28/94   $1,596,281   $1,340,876
  70,000   CMS Energy Corp., 7.75% cvt. pfd .............................    6/18/97    3,500,000    3,771,250
                                                                                                    ----------
Total Restricted Securities (2.08% of Net Assets) .......................                           $5,112,126
                                                                                                    ==========

28